UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

Allurion Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41767	92-2182207
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive
Natick, Massachusetts		01760
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 647-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALUR	The New York Stock Exchange
Warrants to purchase 0.056818 shares of common stock, each at an exercise price of $202.50 per share of common stock	ALUR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 18, 2025, Allurion Technologies, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the seven proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 24, 2025 (the “Proxy Statement”).

The following actions were taken at such meeting:

1.
The following nominees were re-elected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Omar Ishrak, M.D.	3,633,612	109,159	1,508,891
Douglas Hudson	3,582,668	160,103	1,508,891
R. Jason Richey	3,563,130	179,641	1,508,891

2.
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,191,443	22,708	37,511	0

3.
The stockholders approved an amendment and restatement of the Allurion Technologies, Inc. 2023 Stock Option and Incentive Plan (the “2023 Plan” and as amended and restated, the “Amended and Restated Plan”) to (i) increase the number of shares of common stock, par value $0.0001 per share (the “common stock”), of the Company authorized for issuance thereunder (with a corresponding increase to the number of shares of common stock that may be issued in respect of incentive stock options), (ii) amend the definition of Fully-Diluted Shares Outstanding, (iii) lower the non-employee director compensation limit, and (iv) extend the term of the plan. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,374,602	240,580	127,589	1,508,891

4.
The stockholders approved the repricing of certain outstanding stock options that were granted under the 2023 Plan. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,421,017	320,127	1,627	1,508,891

5.
The stockholders approved the issuance of shares of common stock upon conversion of the Company’s Series B Preferred Stock to comply with New York Stock Exchange (“NYSE”) Listing Rule 312.03(b)(i), 312.03(c) and 312.03(d). The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,462,336	224,015	56,420	1,508,891

6.
The stockholders approved the issuance of shares of common stock upon the exercise of certain private placement warrants for purposes of complying with NYSE Listing Rule 312.03(c). The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,519,769	214,141	8,861	1,508,891

7.
The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to combine the outstanding shares of the Company’s common stock into a lesser number of outstanding shares, by a ratio of not less than 1-for-1.5 and not more than 1-for-20, with the exact ratio to be set within this range by the Board in its sole discretion. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,738,011	499,230	14,421	0

The proposal to adjourn the Annual Meeting, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes in favor of Proposals 3, 4, 5, 6 and 7 was not voted upon at the Annual Meeting since there were sufficient votes to approve Proposals 3, 4, 5, 6 and 7.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

Date:	December 19, 2025	By:	/s/ Brendan Gibbons
		Name: Title:	Brendan Gibbons Chief Legal and People Officer